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                                                                    EXHIBIT 10.8

                       NEXTGEN COMMUNICATIONS CORPORATION
                                 2001 STOCK PLAN
                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan (defined below) shall have the same defined meanings in this Nextgen Communications Corporation 2001 Stock Plan Stock Option Agreement (this "STOCK OPTION AGREEMENT").

I.       NOTICE OF STOCK OPTION GRANT

         The undersigned Optionee has been granted an Option to purchase Common Stock of Nextgen Communications Corporation (formerly U S Industrial Services, Inc.) (the "COMPANY"), subject to the terms and conditions of the Company's 2001 Stock Plan (the "PLAN") and this Stock Option Agreement, as follows:

         Optionee                           R. ANDREW WHITE

         Date of Grant                      February 1, 2002

         Vesting Commencement Date          February 1, 2002

         Exercise Price per Share           $1.25

         Total Number of Shares Granted     150,000

         Total Exercise Price               $187,500

         Type of Option:                    [X]    Incentive Stock Option
                                            [ ]    Nonstatutory Stock Option

         Term/Expiration Date:              February 1, 2012

         Vesting Schedule: The Optionee shall only be able to exercise the Option (defined below) in 150-Share increments, with one (1)150-Share increment becoming exercisable for each communications tower that is purchased by the Company or the Company's affiliate during the Optionee's employment with the Company or engagement as a Service Provider. If a Change of Control of the Company shall occur, as defined in the Plan, then all one hundred fifty thousand (150,000) shares granted will be fully vested and exercisable. The vesting of the Shares shall be in accordance with the Plan. If Optionee Executive is terminated without Cause, or Executive Optionee terminates employment with the Company with Good Reason, as defined in the Executive Employment Agreement between the Company and the Optionee executed effective February 1, 2001, then all one hundred fifty thousand (150,000) shares granted to the Optionee shall will be fully vested and exercisable by Optionee.

         Termination Period: The vested portion of this Option shall be exercisable for three hundred sixty (360) days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, the vested portion of this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.


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II.      AGREEMENT

         1.       Grant of Option.

                  (a) The Administrator of the Plan hereby grants to the Optionee named in the Notice of Stock Option Grant (the "NOTICE") in Section I. above (the "OPTIONEE"), an option (the "OPTION") to purchase the number of Shares set forth in the Notice, at the exercise price per Share set forth in the Notice (the "EXERCISE PRICE"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Stock Option Agreement, the terms and conditions of the Plan shall prevail except with respect to the terms of the Vesting Schedule as provided in
Section I. above.

                  (b) If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

         2.       Exercise of Option.

                  (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Stock Option Agreement.

                  (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

         3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or


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any portion of this Option, deliver to the Company his or her Investment
Representation Statement in the form attached hereto as Exhibit B.

         4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other shorter or longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "MARKET STANDOFF PERIOD") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply to any registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee

                  (a) cash or check;

                  (b) Shares surrendered to the Company in a Cashless Exercise;
                  or

                  (c) surrender of other Shares that, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

         7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. Term of Option. This Option may be exercised only within the term set out in the Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Agreement.

         9. Entire Agreement; Governing Law; Venue. The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the


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parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Stock Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware. Venue for any action brought hereunder shall be proper exclusively in Harris County, Texas.

         10. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER IN ACCORDANCE WITH THE OPTIONEE'S EXECUTIVE EMPLOYMENT AGREEMENT, IF ANY, OR OTHERWISE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS STOCK OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME IN ACCORDANCE WITH THE OPTIONEE'S EXECUTIVE EMPLOYMENT AGREEMENT, IF ANY, OR OTHERWISE AT ANY TIME, WITH OR WITHOUT CAUSE.

         11. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except where such terms and provisions are in conflict with this Stock Option Agreement with respect to the Vesting Schedule provided in Section I. herein. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


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"COMPANY"                                      "OPTIONEE"

NEXTGEN COMMUNICATIONS
CORPORATION


By:
-----------------------                        -----------------------
   Frank J. Fradella                           R. Andrew White
   Chief Executive Officer

                                               Address:

                                               2148 Watts

                                               Houston, TX 77030


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                                    EXHIBIT A

                                 2001 STOCK PLAN
                                 EXERCISE NOTICE

Nextgen Communications Corporation
11850 Jones Road
Houston, Texas 77070
ATTN:  Secretary

         1. Exercise of Option. Effective as of today, _______________, 20___, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ________________ shares (the "SHARES") of the Common Stock of Nextgen Communications Corporation (formerly U S Industrial Services, Inc.) (the "COMPANY") under and pursuant to the Company's 2001 Stock Plan (the "PLAN") and the Nextgen Communications Corporation 2001 Stock Plan Stock Option Agreement dated February 1, 2002 (the "STOCK OPTION AGREEMENT").

         2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Stock Option Agreement.

         3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

         5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         6. Restrictive Legends and Stop-Transfer Orders.

                  (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:


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            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
            UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         9. Governing Law; Venue. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. Venue for any action brought hereunder shall be proper exclusively in Harris County, Texas.

         10. Entire Agreement. The Plan and Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Stock Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject


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matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                                Accepted by:

                                             NEXTGEN COMMUNICATIONS CORPORATION


                                             By:
---------------------------                     ---------------------------
R. Andrew White                              Name:
                                                  -------------------------
                                             Title:
                                                   ------------------------


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                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:          R. Andrew White
COMPANY:           Nextgen Communications Corporation
SECURITY:          Common Stock
AMOUNT:            $
                    -------------------------
DATE:
                   --------------------------

         In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

                  1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  2. Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

                  3. Optionee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were


                                      B-1
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sold by the Company or the date the Securities were sold by an affiliate of the
Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of certain other conditions.

                  4. Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                               "OPTIONEE"


                                               --------------------------------
                                               R. Andrew White


                                               Date:
                                                    ---------------------------


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